                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                          NATIONAL FUEL GAS COMPANY
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

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

                           NATIONAL FUEL GAS COMPANY
                              10 LAFAYETTE SQUARE
                            BUFFALO, NEW YORK 14203

February 2, 1999

Dear Stockholder:

                                   A REMINDER

On December 31, 1998, proxy soliciting material was mailed to you relating to the Annual Meeting of Stockholders to be held on Thursday, February 18, 1999.

According to our records, we have not yet received your proxy for this meeting.

Since the meeting is only a short time away, we urge you to give the proxy material your immediate attention. Please call toll free 1-800-840-1208 and vote by telephone or sign and return your proxy today in the envelope provided.

Thank you for your cooperation.

                                          Very truly yours,

                                          ANNA MARIE CELLINO
                                          Secretary

Enclosures

                              PLEASE ACT PROMPTLY

PROXY

                           NATIONAL FUEL GAS COMPANY

   Proxy/Voting Instruction Card Solicited by the Board of Directors for Use at the Annual Meeting of Stockholders, February 18, 1999

                   PLACE: OMNI HOUSTON HOTEL, HOUSTON, TEXAS

The undersigned hereby appoints B.J. Kennedy, P.C. Ackerman, and A.M. Cellino, and each or any of them, Proxies with full power of substitution and revocation in each, to vote all the shares of Common Stock held of record by the Undersigned on December 21, 1998, at the Annual Meeting of Stockholders of National Fuel Gas Company or at any adjournment of the meeting, on each of the items on the reverse side and in accordance with the directions given there, and, in their discretion, on all other matters that may properly come before the Annual Meeting or any adjournment thereof. Failure to withhold authority to vote for the election of any nominee for director shall confer on the Proxies authority to vote for such nominee's election. Failure to vote on any other matter shall confer on the Proxies authority to vote with respect to each such matter. This proxy may be revoked with the Secretary of the meeting as described on the first page of the enclosed Proxy Statement.

This card also provides confidential voting instructions for shares held in the National Fuel Gas Company Employee Stock Ownership Plans, the National Fuel Gas Company Employees' Thrift Plan, and the National Fuel Gas Company Tax-Deferred Savings Plans. If you are a participant in any of these plans and have shares of the Common Stock of the Company allocated to your account under these plans, please read the following authorization to the Trustees of those plans as to the voting of such shares.

Trustee's Authorization. The undersigned authorizes The Chase Manhattan Bank, N.A. as Trustee of the National Fuel Gas Company Employee Stock Ownership Plans and the National Fuel Gas Company Employees' Thrift Plan and/or authorizes Vanguard Fiduciary Trust Company as Trustee of the National Fuel Gas Company Tax-Deferred Savings Plans to vote all shares of the Common Stock of the Company allocated to the undersigned's account under such plan(s) (as shown on the reverse side) at the Annual Meeting, or at any adjournment thereof, in accordance with the instructions on the reverse side.

The Trustee(s) may not vote the shares held for your account(s) if you do not provide voting instructions. Employee participants in the Plan(s) may give voting instructions by telephone as described on the reverse side of this voting instruction card. Your directions to vote shares held in the Plan(s) will be kept confidential. You may revoke your instructions by notice to the Trustee(s) as described on the first page of the enclosed Proxy Statement.

      THIS PROXY/VOTING INSTRUCTION CARD IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.


-------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE*

                            YOUR VOTE IS IMPORTANT!
                        YOU CAN VOTE IN ONE OF TWO WAYS:

     1. Mark, sign and date your proxy/card and return it promptly in the enclosed envelope.

                                       or

     2. Call toll free 1-800-840-1208 on a Touch Tone telephone and follow the instructions found on the reverse side.

                                  PLEASE VOTE

This proxy, when properly executed, will be voted as             Please mark
directed by the stockholder. If no direction is              your votes as /X/
given, the shares represented by this proxy will be voted       indicated in
FOR Items 1 and 2 and AGAINST Item 3.                          this example.

If you are a National Fuel Gas Company Employee Benefit Plan participant, this voting instruction card instructs the Trustee(s) how to vote your shares within the Benefit Plans. If no instructions are given, your shares may not be voted.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.                THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 3.
Item 1 -  Election of the following         FOR all
          nominees as Directors:            nominees        WITHHOLD
          For three-year terms             (except as       for all        Item 3 -  Adoption of, if          FOR  AGAINST   ABSTAIN
          which expire in 2002-            marked to the    nominees                 presented at the          / /    / /       / /
            01) R.T. Brady                   left)                                   meeting, a
            02) W.J. Hill                     / /             / /                    shareholder proposal.
            03) B.J. Kennedy

WITHHOLD for the following only. Write name(s) below.

-----------------------------------------------------

Item 2 -  Appointment of independent         FOR  AGAINST   ABSTAIN
          accountants.                       / /    / /       / /
                                                                                                              WILL ATTEND
                                                                                                              MEETING        / /


                                                                                           ***IF YOU WISH TO VOTE BY TELEPHONE,
                                                                                           PLEASE READ THE INSTRUCTIONS BELOW***


(Signature of Stockholder(s))________________________________________________________________________Dated:_________________, 1999
Please sign your name as it appears on this proxy/voting instruction card and return the completed card in the enclosed envelope. When signing as an attorney, executor, administrator, trustee, guardian or other representative, please give title as such. If signer is a corporation, please sign full corporate name by duly authorized officer and attach corporate seal.
For joint accounts, each joint owner should sign.
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

  (up arrow) PLEASE FOLD AND DETACH HERE AND READ THE REVERSE SIDE (up arrow)

                    HELP US SAVE MONEY -- VOTE BY TELEPHONE

Your telephone vote authorizes the named proxies/trustees to vote your shares in the same manner as if you marked, signed and returned your proxy card.

- You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION #1: To vote as the Board of Directors recommends on ALL proposals: Press 1 now. If you wish to vote on each proposal separately, press 0 now.

When you press 1, your votes will be confirmed and cast as you directed. END OF CALL.

OPTION #2: If you choose to vote on each proposal separately, press 0 now and you will hear these instructions.

     Proposal 1:    To vote FOR ALL nominees, press 1; To WITHHOLD FOR ALL
                    nominees, press 9;
                    TO WITHHOLD FOR AN INDIVIDUAL nominee, press 0.
                    If you press 0, enter the two digit number that precedes the nominee(s) for whom you withhold your vote; then press 0.

     Proposal 2:    To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

     Proposal 3:    To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

Your votes will be confirmed and cast as you directed. END OF CALL.

   If you vote by telephone, there is no need to mail back your proxy/voting instruction card.

                             THANK YOU FOR VOTING.

   Call ** Toll Free ** On a Touch Tone Telephone
             1-800-840-1208 - ANYTIME
     There is NO CHARGE to you for this call.